Exhibit 99.2

2019 Half Year Results Presentation GERRY SPINDLER Managing Director and CEO AYTEN SARIDAS Group Chief Financial Officer (All units in USD, unless otherwise noted) 5 August 2019

2 HY19 Results Presentation HY19 HIGHLIGHTS GERRY SPINDLER MANAGING DIRECTOR AND CEO

HY19 Highlights[(1),(a)]

Safety

- Safety metrics continued to outperform national industry averages with Australian rolling 12-month TRIFR of 5.46 and US rolling 12-month TRIR of 1.65
- Buchanan operations recorded 1 million man-hours without a lost time incident which was recognised by the Department of Mining Minerals and Energy with an award for "Best Large Deep Mine in the State of Virginia"

Financial performance

- Reported HY19 Net Income of $214.3m, up 92.7% compared to HY18
- Adjusted EBITDA[b] of $405.4m, up 54.1% compared to HY18
- Group mining cost of $51.4 per tonne, 11.1% less than HY18
- Revenue of $1,234.3 million, up 10.6% compared to HY18
- Coronado has returned to a net cash position as at 30 June 2019

Operational performance

- ROM production of 16.7Mt, up 7.3% compared to HY18, driven by operating efficiencies at Curragh
- Saleable production of 10.4Mt, up 1.8% compared to HY18, due to improvements in CHPP reliability
- Sales volumes of 10.4Mt, up 5.3% compared to HY18 as a result of improved rail availability at Curragh
- Group realised metallurgical pricing of $137.5 per tonne, up 2.8% compared to HY18, due to enhanced met coal product mix and stronger metallurgical coal market pricing



Coronado

a. All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. HY18 values are quoted on a Pro-forma basis throughout this presentation unless otherwise stated. Number footnotes throughout this presentation are presented on slide 38 of this document
b. EBITDA throughout this presentation is expressed on an Adjusted basis..

HY19 Results Presentation 3

4 HY19 Highlights (Cont.) HY19 Results Presentation Interim Distribution Declared interim distribution of $0.41 per CDI - fully franked interim dividend of $0.112 per CDI and Capital Return of $0.298 per CDI (total distribution of $396.3 million) Curragh Mine Plan targets 15mt of saleable production by 2023 New Curragh mine plan provides additional 6mt of saleable production above prospectus forecast period Plan includes incremental growth from Stanwell Reserved Area and accelerated growth from new opportunities in Curragh Main area Corporate Successfully executed the New Coal Supply Agreement with Stanwell Corporation which completes the acquisition of Stanwell Reserved Area Curragh’s new 3-year employee Enterprise Agreement approved by Fair Work Australia and now in effect Credit approved offers received to increase the Syndicated Facility Agreement (SFA) by $150 million to $500 million and to extend the term to February 2023 Early release of securities from voluntary escrow Independent Directors have approved an early release of 11% of securities from the voluntary escrow to facilitate potential future sell down of issued capital by Coronado Group LLC, with effect from 19 August 2019 A full 11% sell down would increase Coronado’s free float to 31% of issued capital and satisfy minimum requirement for future potential S&P / ASX index inclusion

5 Safety Performance HY19 Results Presentation Australian Operations (TRIFR)a US Operations (TRIR)b Continued vigilance to ensure we maintain strong safety performance over the long term Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million man hours worked Total recordable incident rate (TRIR) It is a mathematical computation that takes into account how many OSHA recordable incidents your company has per number of hours worked 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 US Operations (TRIR) Industry Average 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Australian Opertions (TRIFR) Industry Average

6 Reserves & Resources (Mt) HY19 Results Presentation Long life assets with significant Reserves & Resources supports strong growth outlook Reserves and Resources (Mt) as 31 December 20182 1,084 2,524 311 177 155 60 201 180 957 251 220 90 493 513 0 200 400 600 800 1,000 1,200 0 500 1,000 1,500 2,000 2,500 3,000 Group Curragh Buchanan Logan Greenbrier PSF Idle Reserves Resources

7 Group Operational Performance HY19 Results Presentation ROM Production (Mt) Saleable Production (Mt) Sales Volumes (Mt) 7 Production Mix (%) Consistent delivery of strong operating performance across all key indicators 77.8% 22.2% 83.6% 16.4% Metallurgical Thermal HY18 HY19 9.9 10.4 8 10 12 HY18 HY19 15.5 16.7 10 14 18 HY18 HY19 10.2 10.4 8 10 12 HY18 HY19

8 HY19 Results Presentation HY19 FINANCIAL PERFORMANCE AYTEN SARIDAS GROUP CHIEF FINANCIAL OFFICER

HY19 financial metrics

Improved operating performance drives better product mix and robust financial performance

	HY18	HY19	Variance	
Production	10.2Mt	10.4Mt	↑	0.2Mt
Sales Volumes	9.9Mt	10.4Mt	↑	0.5Mt
Revenue	$1,116.2m	$1,234.3m	↑	$118.1m
EBITDA	$263.0m	$405.4m	↑	$142.4m
Net Income	$111.2m	$214.3m	↑	$103.1m
Underlying Net Income	$117.6m	$214.3m	↑	$96.7m
Group Metallurgical Realised Price	$133.7/t	$137.5/t	↑	$3.8/t
Group Mining Cost per tonne sold	$57.8/t	$51.4/t	↓	$6.4/t

Sales Volumes increase driven by operational improvements and enhanced rail availability at Curragh

Increase in realised pricing underpinned by improved product mix and export linked pricing from US Operations

Operational performance resulted in improved margins in Australia driving down costs

Coronado

HY19 Results Presentation 9

10 Revenue performance HY19 Results Presentation Increased sales volumes and higher proportion of metallurgical coal sold underpins revenue performance Sales Volume (Mt) Revenue (US$m) “Sales volumes of 10.4Mt increased 5.3% compared to HY18, driven by improved rail availability at Curragh and new sources of production at Logan” “Revenue of $1,234.3 million increased by 10.6% compared to HY18 due to improved sales volumes and higher metallurgical coal price realisations in the US” 5.8 2.4 1.3 0.4 9.9 6.4 2.4 1.3 0.2 10.4 0 2 4 6 8 10 12 Curragh Buchanan Logan Greenbrier Group HY18 HY19 706 261 113 38 1,116 794 251 156 33 1,234 0 200 400 600 800 1,000 1,200 1,400 Curragh Buchanan Logan Greenbrier Group HY18 HY19

HY18 11 Realised pricing HY19 Results Presentation Group Sales Mix Metallurgical coal realised price (US$/t) Higher proportion of metallurgical coal sales and improved product mix, boosts realised pricing Thermal reduction of 9.3% HY19 “Metallurgical coal mix improved as a result of new sources of production at Logan ramping up and higher sales volumes at Curragh” “A combination of improved metallurgical coal mix and strong coal market increased realised pricing” HY18 HY19 77.4% 22.6% Metallurgical Coal Thermal Coal 154.9 152.3 80 90 100 110 120 130 140 150 160 Australian Operations 108.9 117.1 US Operations 133.7 137.5 Group 79.5% 20.5% Metallurgical Coal Thermal Coal

EBITDA Margin (%): 12 Segment performance HY19 Results Presentation $405.4 million Group EBITDA underpinned by strong performance at Curragh and Buchanan Curragh Buchanan Logan Greenbrier % of Group EBITDA 67% 34.2% 29% 46.3% 9% 22.6% - - Performance drivers: $586m in EBITDA generated since acquisition on 29 March 2018 Improved rail availability and operational efficiencies increase sales EBITDA (US$m): Improved HCC / PCI sales mix led to higher realised pricing Lowest cost met coal operation in the US Increased exposure to seaborne metallurgical coal pricing Higher quality met coal with new production sources Stabilised production compared to FY18 Curragh Buchanan Logan Greenbrier 164.8 271.7 0 150 300 HY18 HY19 99.7 116.4 0 150 300 HY18 HY19 15.5 35.3 0 150 300 HY18 HY19 1 0.0 150.0 300.0 HY18 HY19

13 Mining cost analysis3 HY19 Results Presentation 11.1% decrease in Group mining cost driven by operational efficiencies at Curragh and low cost operations at Buchanan HY18 Mining Costa Curve (US$/t) HY19 Mining Costa Curve (US$/t) Group mining cost= $57.8/t Group mining cost = $51.4/t 67.1 93.7 55.8 52.0 42.6 53.8 78.0 111.9 11.1% Reduction Mining costs are calculated on the basis of Cost of Coal Revenues divided by Total Sales Volume 0 20 40 60 80 100 120 Curragh Buchanan Logan Greenbrier WAP 0 20 40 60 80 100 120 Curragh Buchanan Logan Greenbrier WAP

14 Cash flows and Balance Sheet HY19 Results Presentation Dividend Funding (US$m) Use of Debt Proceeds (US$m) Strong cash flows drive robust balance sheet and capacity to support strategic initiatives Operating Cash Flow (US$m) Repayment of Liabilities (US$m) Liquidity Analysis (US$m) 31 Dec 2018 30 June 2019 46 350 0 300 Cash Debt 124.9 46.3 299.7 121.5 66.4 1.3 301.2 109.0 0 100 200 300 400 500 600 Opening Balance Operating Cash Flow Borrowings Dividends Repayment of Liabilities Capex Other Closing Balance 84 25 0 300 Dividend Working Capital 84 25 13 0 125 Dividend Working Capital VSM 215 84 0 300 Cash Debt 311.8 301.2 10.6 200 250 300 350 Net Operating Cashflows Working Capital Operating Cash Flow

15 Underlying Net Income After Tax4 HY19 Results Presentation Net Income and Underlying Net Income is provided on a Pro-forma basis 92.7% increase on Proforma HY18 Net Income (US$ Thousands) June 30, 2019 June 30, 2018 Var Pro forma Coal revenues 919,329 874,857 44,472 Coal revenues from related parties 293,158 222,983 70,175 Other revenues 21,848 18,343 3,505 Total revenues 1,234,335 1,116,183 118,152 Cost of coal revenues 533,696 570,126 (36,430) Depreciation, depletion and amortization 85,279 86,636 (1,357) Freight expenses 89,362 81,977 7,385 Stanwell rebate 94,674 75,939 18,735 Other royalties 93,422 112,230 (18,808) Selling, general, and administrative expenses 18,311 15,977 2,334 Operating income 319,591 173,298 146,293 Interest expense, net (17,264) (31,133) 13,869 Loss on debt extinguishment - - - Other, net 1,042 (3,367) 4,409 Income before tax 303,369 138,798 164,571 Income tax (expense) benefit (89,043) (27,620) (61,423) Net income 214,326 111,178 103,148

Shareholder returns

Strong operating performance and balance sheet underpins shareholder returns

Dividend & Capital Return Profile

Distribution of $0.41 per CDI

- Fully franked interim dividend of $0.112 per CDI ($108.3 million)
- Capital Return of $0.298 per CDI ($288.0 million)
- Total Interim Distribution of $396.3 million
- Total Distribution of ~$700m since IPO

Funding Overview[a]

- Dividend and capital return will be funded through available cash and borrowings under the SFA
- Estimated December 2019 gearing of 0.3x EBITDA

Total Investment Returns

- Estimated total investment return of ~ 25% for IPO investors

EV/EBITDA[6]



4
2
0
3.7x
3.1x
Prospectus
Guidance

Total Investment Return[7]



40%
20%
0%
~12%
~25%
~22%
~30%
Prospectus Forecast
Prospectus Actual
FY19 Forecast
FY19 Actual

Coronado

a. Forecast gearing ratio is calculate from the mid-point FY19 forecast EBITDA of $772m divided by the forecast debt of $300m to fund the capital return..

HY19 Results Presentation 16

17 Key Information on Dividend and Capital Return HY19 Results Presentation Record Date: 26 August 2019 Payment Date: 20 September 2019 “Ex” Dividend 23 August 2019 Dividend Policy to distribute 60 – 100% of Free Cash Flow (FCF)a Commitment to payout 100% of FCF in FY19 reaffirmed Total Distribution of $0.41 per CDI ($396.3 million) Franked dividend $0.112 per CDI Capital return $0.298 per CDI Key Information Free Cash Flow is defined as net cash from operating capital expenditure, acquisition expenditure, amounts reserved for capital expenditure and amounts required for debt servicing Australian tax Dividend expected to be fully franked Capital Return treated as a return of capital on holders’ existing interest Refer Part 5 of ASX Appendix 3A.1 and Appendix 3A.4 US tax Dividend and some, or all, of the Capital Return expected to be treated as a dividend distribution and may attract US withholding tax Refer Part 5 of ASX Appendix 3A.1 and Appendix 3A.4 Taxation

18 Partial Early Release of Escrow HY19 Results Presentation Independent Directors of Coronado have decided that the early release of 11% of the issued capital in Coronado held by Group LLC from voluntary escrow is in the best interest of Coronado and its shareholders The release of Group LLC would facilitate a potential sell-down of these shares in the form of CDIs at a time and price determined by Group LCC, which may occur at any time after 19 August 2019 Potential sell down of 11% would: increase Coronado’s free float to 31% of issued capital satisfy the minimum free-float requirement for future potential S&P/ASX index inclusion Decision to sell is at the discretion of Group LLC - allocation priority (but not right) will be given to existing shareholders to the extent possible The escrow period in respect of Group LLC’s remaining shares (approximately 69% of the issued capital) will remain in place and expire at 4:15pm (Sydney Time) on the first business day after release of Coronado’s results for FY2019.

19 Guidance HY19 Results Presentation FY19 PROSPECTUS FY19 GUIDANCE RANGE Production (Mt) 21.6 21.2 - 21.6 EBITDA ($m) 737 737 - 807 Cost ($pt) 51 51 - 52 Capex ($m) 160 160 - 180 Payout Ratio (%) 100 100 FY2019 Guidance

20 HY19 Results Presentation OPERATIONAL UPDATE GERRY SPINDLER MANAGING DIRECTOR AND CEO

Metallurgical coal market

Demand for metallurgical coal has continued with Premium LV HCC averaging US$198.2/t[a] since Jan 2017

Seaborne Price (US$/t)[b]



350
300
250
200
150
100
50
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Prem LV HCC (FOB AUS)
High Vol A (FOB US)
LV PCI (FOB AUS)

Key Market Points

Demand for seaborne metallurgical coal has been impacted by a moderating global economy	Resulting in cuts to steel production in Europe and Brazil
Cash margins of steel producers are being impacted by higher raw material prices	Lead to Spot availability increasing in the Atlantic and Pacific markets
Seaborne metallurgical coal markets are heavily influenced by China. Tariffs on US coal imports as well as potential port restrictions of Australian Coal may result in near term price volatility	Coronado's overall exposure to China is not material and represents approximately 10% of total sales book

Coronado

HY19 Results Presentation 21

a. The average of the Prem LV HCC (FOB AUD), High Vol A (FOB US) and LV PCI (FOB AUS) indexes from 02 January 2017 to 02 August 2019
b. S&P Platts publish prices relating to the Prem LV HCC (FOB AUD), High Vol A (FOB US) and LV PCI (FOB AUS) indexes

22 Australian Operational Review HY19 Results Presentation Operational improvements underpinned strong HY19 performance Improved dragline performance increased ROM coal production to 8.9Mt, up 16.1% compared to HY18 Increase in CHPP operating hours resulted in saleable production of 6.3Mt, an increase of 3.1% compared to HY18 Improved rail availability delivered sales volumes of 6.4Mt, up 10.3% compared to HY18 CHPP shutdown at Curragh scheduled for September 2019 quarter (as part of planned maintenance program) - forecasted into guidance Operational Highlights Metallurgical Coal Production (Mt) Export Metallurgical Coal Sales Mix (%) Production Mix (%) HY18 HY19 HY18 HY19 49% 13% 38% HCC SCC PCI 47% 15% 38% 72% 28% Metallurgical Thermal 4.4 4.7 0 1 2 3 4 5 HY18 HY19 75% 25%

23 US Operational Review HY19 Results Presentation New sources of production at Logan improve metallurgical coal product mix Buchanan delivered production targets despite challenging mining conditions Buchanan received safety award “Best Large Deep Mine in the State of Virginia” by the Department of Mines Minerals and Energy in June Logan mine reconfiguration resulted in new production sources of higher quality metallurgical coal Thermal coal production Toney Fork surface mine operations curtailed by 50% as a result of lower US thermal coal prices reducing production by 0.5Mt Greenbrier operations stablised following difficult conditions in Q1 FY19 Operational Highlights Total Metallurgical Coal Production (Mt) Metallurgical Production Mix (%) Export Sales Ratio % HY18 HY19 HY2018 HY2019 2.3 1.0 0.4 3.7 2.4 1.4 0.3 4.1 0.0 2.5 5.0 Buchanan Logan Greenbrier US Ops HY18 HY19 66% 34% Export Domestic 66% 27% 7% Low Vol High Vol Mid Vol 65% 26% 9% 78% 22%

PSF Development

Strategically located development opportunity providing access to high quality metallurgical coal

Reserves/Resources	Reserves – 147.2 Mt, Resources – 493.1 Mt
	Reserve Life – 65 years
Production Capacity	+2.25 Mt per year
Coal Quality	High-Vol HCC
Transportation	Barge with alternate rail access on CSX
Seam	Upper Freeport

- Greenfield project located in established coal region in Southwest Pennsylvania, strategically located along Monongahela River, in close proximity to multiple end users
- Initial works commenced on permitting, geotechnical borings, overall mine design
- Potential to develop two to three separate mining complexes
- Potential for production to commence in 2025

General Location Map


Allegheny County
Washington County
Westmoreland County
Fayette County
Greene County

Coronado

Source: Management statement and, where applicable, based on Marketable Reserves. (1) Resources and Reserves for Coronado's US Operations are as at 31 December 2018. (2) This represents potential production capacity for Pangburn-Shaner-Fallowfield and is not a production target. Further studies are required to assess the feasibility and capital and operating costs associated with any potential development of Pangburn-Shaner-Fallowfield.

HY19 Results Presentation 24

25 HY19 Results Presentation NEW CURRAGH MINE PLAN GERRY SPINDLER MANAGING DIRECTOR AND CEO

Coronado strategy for long term value creation

Delivering strong growth by mining the incremental tonne, optimising production, executing new developments and strategic acquisitions

1 Capital Management

- Strong balance sheet management to support disciplined growth
- History of generating positive operating free cash flow
- Focused on driving sustainable and strong operating cash flows and efficiencies within its operations
- Disciplined approach to capital allocation of these cash flows
- Focused on being a prudently capitalised company to ensure continued financial flexibility and liquidity

2 Asset improvement

- History of implementing successful improvement initiatives across its portfolio
- Including:
  - Prioritising safety performance and improving injury rates
  - Optimising coal quality and product sales mix
  - Maximising productivity to increase production
  - Continued cost discipline at mining complexes to maintain a globally competitive portfolio
  - Tendering and renegotiating contracts to reduce contract spend

3 Organic growth in production

Australian Operations

- Coronado's key Australian development asset is MDL 162
  - Development-stage project adjacent to Curragh close to existing infrastructure
- Curragh has an additional brownfield expansion opportunity through its ownership of Curragh West

US Operations

- Two large-scale development projects in the US:
  - Pangburn-Shaner-Fallowfield: High-Vol met coal production capabilities
  - Russell County Mid-Vol met coal production capabilities

4 Inorganic Growth

- Strategic acquisitions - strong track record of identifying and executing value accretive and opportunistic acquisitions offering:
  - primary focus on high quality metallurgical coal assets
  - long life operating assets with global supply diversity
  - Sustainable low cost operations

Coronado

HY19 Results Presentation 26

Curragh Operational Review

Coronado has unlocked significant value at Curragh since acquisition

Attractive and well timed acquisition

- Asset significantly de-risked and enhanced since acquisition
- Improved valuation supported by recent comparative met coal asset transactions
- Coronado acquired Curragh for $537m on 29 March 2018
- $586m in EBITDA generated since acquisition

Improved Stanwell Arrangement

- Acquired SRA in August 2018 providing operational flexibility and extending mine life beyond 35 years
- Unlocked access to 82Mt of new Reserves
- No export rebates are payable during the New Coal Supply Agreement likely to start 2027
- No cash outlay for acquisition

Value creation opportunities identified and already delivering

- 8.1% improvement in dragline efficiency
- 9.9% improvement in prime strip ratios
- Investment in CHPP to improve HY19 productivity and output capacity
- Progressing supply chain optimisation projects
- Expansion study underway to identify opportunities to mine underground resources
- Developed new mine plan that will target 15.0Mt of saleable production by 2023



Minserve
Curragh North Mining Area
Stanwell Reserve Area
MDL 162
Curragh East Mining Area

Coronado

HY19 Results Presentation 27

Boxcut “K” and “L” at Curragh East will underpin ROM production to increase production to 15Mt Debottlenecking the feed system in the CHPP’s to enable different products to be produced at the same time. Development of an intermediate circuit to increase plant capacity Construction of a new train loadout system to further reduce load time to increase train throughput capacity Total estimated capital required for CHPP and rail load out upgrades is approximately $80 million - $100 million 28 New Curragh mine plan will target 15Mt of production by 2023 HY19 Results Presentation Curragh Central provides longer term source of production Drilling program to commence in second half of FY to analyse opportunities for both surface and underground mining opportunities Incremental Growth Plan Accelerated Growth Plan Future Growth Plan Integrate the SRA into the new mine plan which underpins continuation of production utilising current installed infrastructure. The SRA provides access to Pisces coal in the “T” Pit which has significantly better metallurgical coal properties than other areas in Curragh North No material capital investment in the form of boxcuts required $8.5m of capital required to improve plant efficiencies and reduce train load out times

Optimised mine plan to integrate the SRA into Curragh North. Continuation of operations no capital required Reliability initiatives: Improved efficiency in the plant to improve operating hours Upgrade train loadout system to reduce train load time Total Capital ~$8.5 million Coronado in is advanced stages of negotiations with Aurizon Operations Pty Limited and Pacific National Pty Ltd for additional rail haulage services This will be in addition too Curragh’s contracted haulage capacity of 10.0Mt with Aurizon Agreed a Substitute Shipper Deed with a WICET shareholder for 1.6Mt of additional port capacity to June 2022 A long-term port solution post 2022 is currently being negotiated with port operators Curragh East boxcut for K and L pits. Total capital $93million Increase truck & shovel capacity at Curragh East to increase ROM production Increase Plant throughput: Integration of intermediate circuit in CHPP Improve stacking infrastructure Automated train loadout system Total Capital of ~80 million to 100 million 15.0Mt Expansion Increase in truck & shovel capacity to increase ROM production Debottlenecking wash plant capacity by integration of intermediate circuit Automated train loadout system 29 Infrastructure Overview HY19 Results Presentation Processing Mining Transport Port Supply chain infrastructure requirements developed to support increase in production Incremental 13.5Mt Expansion Plan Accelerated 15.0Mt Expansion Plan

30 Saleable Production Uplift HY19 Results Presentation Estimated Production Profile (Mt)a The expansion is set to deliver an additional 6.0Mt from FY20 to FY23 Growth in production is a result of debottlenecking plant and infrastructure capacity 12.1 12.9 13.5 14.3 14.8 15.0 Deliver an additional 6.0Mt over the forecast period Well advanced in firming up additional transportation infrastructure FY18 reflects actual production of Curragh mine. FY19 to FY23 reflects prospectus guidance issued to the market at the time of the IPO 12.9 12.9 12.9 12.9 12.9 0.6 1.4 1.9 2.1 8 10 12 14 16 FY18 FY19F FY20F FY21F FY22F FY23F Prospectus Expansion

31 Curragh Cost Profile HY19 Results Presentation Estimated FOB Cost Profile (US$/t)a Sustainable production supply profiting from a unique cost structure Incremental growth benefits tiered rebate structure driving a reduction in FOB cash costs $300 million to $350 million in potential FOB cost reductions over the forecast period New mine plan has potential to deliver ~10% reduction in FOB costs over the forecast period and increasing margins FY19 to FY23 reflects prospectus guidance issued to the market at the time of the IPO FOB Cost per tonne guidance $82 - $92 $78 - $89 $75 - $85 $74 - $84 $72 - $83 20 30 40 50 60 70 80 90 100 FY19F FY20F FY21F FY22F FY23F

32 Investment in Accelerated Growth Plan HY19 Results Presentation 4 Year Capex profile Capex fully funded from operating cash flows Estimated Capex Profile (US$m) Annual Capex profile (US$m) $117m - $147m $131m - $163m $47m - $60m $57m - $72m 55% 24% 21% Sustaining Expansion Box-cut 64 66 53 58 62 46 0 10 20 30 40 50 60 70 FY20F FY21F FY22F FY23F Sustaining Expansion Box-cut

33 Capital Comparison HY19 Results Presentation Capital Cost per Installed Capacity (US$/t)9 Accelerated expansion plan is highly compelling on installed capacity basis Source: Company reports and disclosures 221 153 130 45 0 50 100 150 200 250 Warrior Riversdale Arch Curragh BMA ~50 - 55

34 HY19 Results Presentation OUTLOOK GERRY SPINDLER MANAGING DIRECTOR AND CEO

Future Pipeline

Executing on our pipeline while maintaining flexibility to be opportunistic



OPTIMISATION INITIATIVES
CHPP Optimisation
Coal Seam Recovery
Logan County new production sources
Blending Optimisation
SRA MINE INTEGRATION
- Study to best integrate the SRA into the existing mine plan - complete
PANGBURN-SHANER-FALLOWFIELD[b]
CURRAGH UNDERGROUND STUDY[a]
FUTURE OPPORTUNITIES
- MDL 162
- Expiry of Stanwell Rebate
12 Months (HY19)
1 – 5 Years
5+ Years

Coronado

a. Curragh Growth Study outlines studies to potentially develop an underground operation at Curragh. Further to this a review is underway to recover coal from tailings dams and to further optimise the open cut operation

b. Permitting is currently being undertaken at Pangburn-Shaner-Fallowfield

c. Forward looking statements involve risk and uncertainties. Refer to the disclaimer regarding forward looking statements on slide 39

HY19 Results Presentation 35

36 Production Growth Profile HY19 Results Presentation Growth profile continues to firm as expansion study of Curragh progresses Forward looking statements involve risk and uncertainties. Refer to the disclaimer regarding forward looking statements on slide 39 18.0 19.0 20.0 21.0 22.0 23.0 24.0 2018 2019 2020 2021 2022 2023 Prospectus FY19 Guidance Range Growth Opportunities

37 HY19 Results Presentation QUESTIONS

Footnotes

1. All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. HY18 values are quoted on a Pro-forma basis throughout this presentation unless otherwise stated. EBITDA throughout this presentation is expressed on an Adjusted basis
2. Australian resources are estimated inclusive of 5.3% insitu moisture. United States resources are estimated on a dry basis. Refer also section headed 2018 JORC Resources and Reserve Statement announced on February 19, 2018. The amounts outlined in this presentation have been amended for depletion
3. The direct cost of coal operations were previously titled "Cost of Coal Revenues by segment", this has now been retitled "Segment Mining Costs". Segment Mining Costs is calculated on the basis of Cost of Coal Revenues divided by Total Sales Volume
4. Underlying Net Income After Tax is not a performance metric used for internal reporting purposes
5. Financial information provided for HY18 has been issued on a Pro-forma basis
6. 'Prospectus' EV/EBITDA is calculated on the basis of Prospectus FY19 Enterprise Value of $2,750m or equivalent to A$3,792m at an exchange rate of A$1=0.7254 being the Prospectus forecast exchange rate for FY19. Forecast FY19 EBITDA of $737m or the equivalent to A$1,016.4m at an exchange rate of A$=0.7254 being the Prospectus forecast exchange rate for FY19. 'Guidance' EV/EBITDA is calculated on the basis of the Enterprise Value closing 28 June 2019 and the mid-point FY19 forecast EBITDA of $772m or the equivalent to A$1,101m at an exchange rate of A$0.7013 closing 28 June 2019
7. 'Prospectus Dividend Yield' is forecast distribution yield implied at 31 December 2019 as outlined in The Company Prospectus. 'Prospectus Actual' is calculated on the basis of all distributions paid by the Company to date at the IPO price of A$4.00 per CDI. 'FY19 Forecast' is the distribution yield calculated on the basis of the Company's expectation of distributions paid (per CDI) during FY19 divided by the closing price of $3.35 per CDI on 15 February 2019. 'FY19 Actual' is calculated on the basis of all distribution paid and declared by the Company to date divided by the closing price of $3.35 per CDI on 15 February 2019
8. Ratio between Export and Domestic for US Operation has been calculated on the basis of percentage of metallurgical tonnes
9. Installed capacity is calculated on the basis of ~$80 million $100 million of capital expenditure divided by the increase in saleable production of 2.0Mt per annuum expansion once complete

Coronado
HY19 Results Presentation 38

39 Disclaimer HY19 Results Presentation The material contained in this presentation is intended to be general background information on Coronado Global Resources (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under US GAAP. Refer to Coronado’s 2019 FORM 10-Q for the six months ended June 30, 2019 available at www.coronadocoal.com.au for details of the basis primary financial statements prepared under US GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This report contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as "may," "could," "believes," "estimates," "expects," "intends," "considers", “forecasts”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Registration Statement on Form 10 Amendment No.2 filed with the ASX and SEC on 28 June 2019, as well as additional factors we may describe from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com.au. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

40 HY19 Results Presentation Disclaimer 2018 JORC Resource and Reserve Statements In this announcement, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this ASX Release relating to Reserves and Resources is extracted from information previously published by Coronado and available on the Coronado and ASX websites (2018 JORC Statement). For details of the Reserves and Resources estimates and the Competent Persons statements, refer to relevant Australian and US Operations sections in the 2018 JORC Statement. Coronado confirms that it is not aware of any new information or data that materially affects the information included in the 2018 JORC Statement, and that all assumptions and technical parameters underpinning the estimates in the 2018 JORC Statement continue to apply and have not materially changed. Coronado confirms that the context in which the Competent Persons’ findings are presented have not been materially modified from the 2018 JORC Statement.

41 HY19 Results Presentation Supplementary Information

42 Reconciliation of Non-GAAP measures HY19 Results Presentation This report which incorporates a discussion of results of operations includes references to and analysis of certain non-GAAP measures (as described below) which are financial measures not recognised in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyse performance. These metrics are significant factors in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental metrics; (ii) Adjusted EBITDA, (iii) sales volumes and average realised price per Mt or metallurgical coal sold, which we define as metallurgical coal revenues divided by metallurgical sales volume; and (iv) average mining costs per Mt sold, which we define as cost of coal revenues divided by sales volumes. The pro forma reconciliation for the comparative six months ended June 30, 2018, presented in the table below, has been derived from the unaudited consolidated pro forma statements of operations included in the Company’s Form 10-Q and the Curragh acquisition as if it had occurred on January 1, 2018. Reconciliations of certain forward-looking non-GAAP financial measures, including our 2019 EBITDA guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

43 Balance Sheet HY19 Results Presentation (US$ Thousands) June 30, 2019 December 31, 2018 Assets Current assets: Cash and restricted cash 46,251 124,881 Trade receivables 204,248 206,127 Related party receivables 59,665 36,716 Income tax receivable - 12,017 Inventories 129,424 95,103 Other current assets 40,722 40,914 Total current assets 480,310 515,758 Non-current assets: Property, plant and equipment, net 1,603,087 1,618,558 Right of use asset – operating leases, net 64,343 - Goodwill 28,008 28,008 Intangible assets, net 5,221 5,402 Deposits and reclamation bonds 12,541 11,635 Deferred income tax assets 7,779 11,848 Other non-current assets 17,194 18,355 Total assets 2,218,483 2,209,564

44 Balance Sheet (cont’d) HY19 Results Presentation (US$ Thousands) June 30, 2019 December 31, 2018 Liabilities Current liabilities: Accounts payable 41,084 42,962 Accrued expenses and other current liabilities 252,351 243,496 Income tax payable 33,024 9,241 Asset retirement obligations 7,719 7,719 Contingent royalty consideration 7,293 26,832 Contract obligations 35,066 39,116 Lease liabilities 28,128 1,308 Other current financial liabilities 13,126 7,727 Total current liabilities 417,791 378,401 Non-current liabilities: Asset retirement obligations 122,864 118,072 Contract obligations 224,433 253,578 Deferred consideration liability 164,148 155,332 Other financial liabilities 2,697 4,073 Lease liabilities 52,902 2,481 Contingent royalty consideration 3,131 3,371 Deferred income tax liabilities 54,885 38,838 Other non-current liabilities 1,680 1,610 Total liabilities 1,044,531 955,756 Stockholders’ Equity/Members’ Capital 1,173,952 1,253,808

45 Income Statement HY19 Results Presentation (US$ Thousands) June 30, 2019 June 30, 2018 June 30, 2018 Pro forma Coal revenues 919,329 571,343 874,857 Coal revenues from related parties 293,158 213,003 222,983 Other revenues 21,848 15,337 18,343 Total revenues 1,234,335 799,683 1,116,183 Cost of coal revenues 533,696 424,620 570,126 Depreciation, depletion and amortization 85,279 64,402 86,636 Freight expenses 89,362 45,155 81,977 Stanwell rebate 94,674 32,812 75,939 Other royalties 93,422 82,987 112,230 Selling, general, and administrative expenses 18,311 52,283 15,977 Operating income 319,591 97,424 173,298 Interest expense, net (17,264) (25,488) (31,133) Loss on debt extinguishment - (3,905) - Other, net 1,042 (26,846) (3,367) Income before tax 303,369 41,185 138,798 Income tax (expense) benefit (89,043) (5,534) (27,620) Net income 214,326 35,651 111,178

(US$ Thousands) June 30, 2019 June 30, 2018 2019 2018 Cash Flows From Operating Activities: Net income 214,326 35,651 Adjustments to reconcile net income to cash and restricted cash provided by operating activities: Depreciation, depletion and amortization 85,404 64,354 Amortization of right of use asset - operating leases 10,394 - Amortization of deferred financing costs 2,060 2,406 Non-cash interest expense 9,711 1,886 Amortization of contract obligations (17,550) (14,390) Loss on disposal of property, plant and equipment 39 - Increase (decrease) in contingent royalty consideration (7,143) 10,973 Loss on interest rate swap - 4,871 Equity-based compensation expense 93 - Deferred income taxes 17,026 5,448 Reclamation of asset retirement obligations (2,552) (1,415) Change in estimate of asset retirement obligation (125) 48 Changes in operating assets and liabilities: Accounts receivable - including related party receivables (23,105) (32,097) Inventories (34,562) 1,287 Other current assets (2,287) (8,154) Accounts payable (1,832) 10,736 Accrued expenses and other current liabilities 15,585 60,106 Operating lease liabilities (11,073) Change in other liabilities 46,807 (98) Net cash provided by operating activities 301,216 141,612 46 Cash Flow Statement HY19 Results Presentation

47 Cash Flow Statement (cont’d) HY19 Results Presentation (US$ Thousands) June 30, 2019 June 30, 2018 2019 2018 Cash Flows From Investing Activities: Capital expenditures (66,430) (46,776) Purchase of deposits and reclamation bonds (906) (523) Redemption of deposits and reclamation bonds - 171 Acquisition of Curragh, net of cash acquired - (537,207) Net cash used in investing activities (67,336) (584,335) Cash Flows From Financing Activities: Proceeds from interest bearing liabilities and other financial liabilities, net of debt discount 109,008 720,083 Proceeds from interest rate swap - 28,251 Debt issuance costs and other financing costs - (41,951) Principal payments on interest bearing liabilities and other financial liabilities (108,073) (155,636) Principal payments on finance and capital lease obligations (686) (1,052) Payment of contingent purchase consideration (12,712) - Dividends paid (299,682) - Members’ contributions (distributions), net - 151,336 NCI member’s contributions - 62 Net cash provided by (used in) financing activities (312,145) 701,093 Net increase (decrease) in cash and restricted cash (78,265) 258,370 Effect of exchange rate changes on cash and restricted cash (365) (2,384) Cash and restricted cash at beginning of period 124,881 28,069 Cash and restricted cash at end of period 46,251 284,055 Supplemental disclosure of cash flow information: Cash payments for interest 1,148 38,665 Cash paid for taxes 35,873 4,417

48 Mining Costs per tonne Reconciliation HY19 Results Presentation For six Months Ended June 30, 2019 For six Months Ended June 30, 2018 Pro forma Total costs and expenses 914,744 942,885 Less: Selling, general and administrative expense 18,311 15,977 Less: Depreciation, depletion and amortization 85,279 86,636 Total operating costs 811,154 840,272 Less: Other royalties 93,422 112,230 Less: Stanwell rebate 94,674 75,939 Less: Freight expenses 89,362 81,977 Total mining costs 533,696 570,126 Sales Volume (MMt) 10,386 9,863 Average mining costs per tonne sold $51.4/t 57.8/t

49 Realised Pricing Reconciliation HY19 Results Presentation For six Months Ended June 30, 2019 (In US$’000, except for volume data) Australian Operations US Operations Consolidated Total Revenues 794,182 440,153 1,234,335 Less: Other revenues 18,240 3,608 21,848 Total coal revenues 775,942 436,545 1,212,487 Less: Thermal coal revenues 47,978 29,010 76,989 Metallurgical coal revenues 727,964 407,535 1,135,499 Volume of Metallurgical coal sold (Mt) 4,778 3,482 8,260 Realised price per Mt of Metallurgical coal sold $152.3/t $117.0/t $137.5/t For six Months Ended June 30, 2018 Pro forma (In US$’000, except for volume data) Australian Operations US Operations Consolidated Total Revenues 703,879 412,304 1,116,183 Less: Other revenues 15,851 2,492 18,342 Total coal revenues 688,028 409,812 1,097,841 Less: Thermal coal revenues 49,217 27,294 76,512 Metallurgical coal revenues 638,811 382,518 1,021,329 Volume of Metallurgical coal sold (Mt) 4,124 3,514 7,638 Realised price per Mt of Metallurgical coal sold 154.9/t 108.9/t 133.7/t

50 Adjusted EBITDA Reconciliation HY19 Results Presentation For six Months Ended June 30, 2019 For six Months Ended June 30, 2018 Pro forma Net Income 214,326 111,178 Add: Depreciation, depletion and amortization 85,279 86,636 Add: Interest expense (net of income) 17,264 31,133 Add: Other foreign exchange gains (557) 6,484 Add: Income tax expense 89,043 27,620 Adjusted EBITDA 405,355 263,051

Contacts

Corporate:

Ayten Saridas
Group Chief Financial Officer
t +61 437 565 833

Aidan Meka
m +61 428 082 954
ameka@coronadoglobal.com.au

Media:

Marie Festa
Cato & Clegg
t +61 405 494 705

Coronado
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HY19 Results Presentation 51